SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  March 18, 1997

                  The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of February 28, 1997 in connection with the issuance by The Money Store
                  Auto Trust 1997-1 of Asset Backed Notes and Asset Backed Certificates.


                             TMS Auto Holdings,Inc.
                              The Money Store Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                                        22-3405381
     New Jersey                      333-14075       22-2293022
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


  2840 Morris Avenue, Union, New Jersey                 07083
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000


                  N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events


          This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Smith Barney Inc. in connection with the issuance by The Money Store Auto Trust 1997-1 of Asset Backed Notes and Asset Backed Certificates. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (c)  Exhibits

          Exhibit No.

             99.1       Computational Materials of Smith Barney Inc.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE MONEY STORE INC., Representative
                                    TMS AUTO HOLDINGS, INC., Seller


                                    By: /s/ Morton Dear
                                       Name:  Morton Dear
                                       Title: Executive Vice President of The
                                              Money Store Inc. and TMS Auto
                                              Holdings, Inc.

Dated:  March __, 1997

                              EXHIBIT INDEX


Exhibit                    Description of Exhibit

  99.1                     Computational Materials of Smith Barney Inc.